                                                                    EXHIBIT 10.2

                                 AMENDMENT NO. 8

            AMENDMENT  NO.  8 dated  as of May 10,  2002  to the  Note  Purchase
Agreement referred to below, between:

            NUCO2 INC., a corporation  duly organized and validly existing under the laws of the State of Florida (the "Company"); and

            each of the Investors appearing under the caption "INVESTORS" on the signature pages hereto (each, an "Investor", and collectively, the "Investors").

            WHEREAS,  the  Company  and the  Investors  are  party  to a  Senior
Subordinated Note Purchase Agreement dated as of October 31, 1997 (as heretofore modified and supplemented  and in effect on the date hereof,  the "Note Purchase
Agreement"),  pursuant to which the Company has issued to the  Investors its 12%
Senior  Subordinated  Notes in an  aggregate  principal  amount  of  $40,000,000 outstanding on the date hereof; and

            WHEREAS,  the parties to the Note Purchase  Agreement  wish to amend the Note Purchase Agreement to make certain modifications thereto;

            Accordingly, the parties hereto hereby agree as follows:

            Section  1.  Definitions.   Except  as  otherwise  defined  in  this
Amendment No. 8, terms defined in the Note Purchase Agreement are used herein as defined therein.

            Section 2.  Amendments  to Note Purchase  Agreement.  Subject to the
satisfaction  of the  conditions  precedent  specified  in Section 5 below,  but effective as of the date hereof, the Note Purchase Agreement shall be amended as follows:

            A.  References  in the Note Purchase  Agreement to "this  Agreement"
(and indirect references such as "hereunder",  "hereby",  "herein" and "hereof")
shall be deemed to be  references  to the Note  Purchase  Agreement  as  amended hereby.

            B. Section 1.01 of the Note Purchase  Agreement  shall be amended by adding the following new definitions (to the extent not already included in said
Section 1.01) and inserting the same in the appropriate  alphabetical  locations and amending the following  definitions (to the extent already  included in said
Section 1.01), as follows:

            "Amendment No. 8" means  Amendment No. 8 to this Agreement  dated as of May 10, 2002.

            "Annualized EBITDA" means, as at any date of determination  thereof,
      EBITDA for the four preceding  fiscal  quarters ending on or most recently ended prior to such date.

                   Amendment No. 8 to Note Purchase Agreement

                                      -2-

            C. Section  2.04(a) of the Note Purchase  Agreement shall be amended in its entirety to read as follows:

                        "(a) The unpaid principal amount of each Note shall bear
            interest   from  the  Closing  Date  until   maturity   (whether  by
            acceleration  or  otherwise)  at the  rate  of 12%  per  annum  (the
            "Interest  Rate");  provided that (i) for each fiscal quarter of the
            Company ending on or after June 30, 2002 for which the Company fails to  satisfy  the  requirements  of  Section  8.09(b)  (as in  effect immediately  prior to the  effectiveness  of  Amendment  No. 8), the
            Interest  Rate shall be increased by an  additional  0.75% per annum
            (the  "Incremental Rate Increase") but at no time shall the Interest
            Rate exceed 14% per annum and (ii) if the  Company is in  compliance with the  requirements of Section 8.09(b) (as in effect  immediately prior  to the  effectiveness  of  Amendment  No.  8) for any  fiscal quarter of the Company ending after an Incremental Rate Increase has occurred,  the  Interest  Rate  shall be reset to 12% per  annum but shall be subject  to  further  increase  as  provided  in clause (i)
            above.  Each change in the Interest Rate  resulting from the Company satisfying,  or  failing to  satisfy,  the  requirements  of Section
            8.09(b) as provided  above shall be effective on the first  Business
            Day  immediately  following the date of delivery to the Investors of the annual financial  statements  required under Section 7.01(a), or the quarterly  financial  statements required under Section 7.01(b), as applicable.  Notwithstanding  the  foregoing,  at any time during which the Company has failed to deliver  such  financial  statements when required by Sections  7.01(a) and 7.01(b),  as applicable,  the
            Interest  Rate shall be increased to 14% per annum,  until such time as the delinquent financial statements are delivered,  at which time the Interest Rate shall be reset as provided above."

            D. Sections 7.01(b) and (c) of the Note Purchase  Agreement shall be amended in their entirety to read as follows:

                        "(b)  within 45 days  after the end of each of the first
            three  fiscal  quarters  of each  fiscal  year of the  Company,  its consolidated balance sheet and related statements of income and cash flows  as of the end of and for  such  fiscal  quarter  and the then elapsed  portion of the fiscal year,  setting  forth in each case in comparative form the figures for the corresponding period or periods of (or,  in the  case of the  balance  sheet,  as of the end of) the previous fiscal year, together with (i) a certificate from the chief financial  officer of the  Company  certifying  that such  financial statements  present  fairly in all material  respects the  financial
            condition   and  results  of  operations  of  the  Company  and  its
            consolidated Subsidiaries on a consolidated basis in accordance with
            GAAP  consistently  applied,  subject to  customary  year-end  audit adjustments  and the absence of footnotes,  (ii) a comparison of the quarterly  unaudited  financial  statements  (which shall  include a consolidated balance sheet and related statements of income and cash flows)  to the  projections  set forth in  Exhibit  J to the  Senior
            Credit  Agreement  (the  "Projections")  and an  analysis  as to the differences,  if any,  between the  unaudited  financial  statements
            (which  shall  include a  consolidated  balance  sheet  and  related statements of income and cash flows) and the Projections and (iii) a
            Summary of  Customer  Data in the form of Exhibit D for such  fiscal quarter;

                   Amendment No. 8 to Note Purchase Agreement

                                      -3-

                        (c) as soon as available and in any event within 45 days
            after the end of each  month,  the  consolidated  balance  sheet and related  statement  of income of the Company for such month  setting forth  in each  case,  (i) in  comparative  form  the  corresponding figures in the Projections for such month,  (ii) in comparative form the  corresponding  figures  in the  Projections  for the  Company's fiscal year to date and (iii) an analysis as to the differences,  if any, between the consolidated  balance sheet and related  statements of income and the Projections;"

            E. Section  8.09(a) of the Note Purchase  Agreement shall be amended in its entirety to read as follows:

                       "(a) Interest Coverage Ratio. The Company will not permit
            the Interest Coverage Ratio to be less than the following respective ratios  as of the  last  day  of  each  fiscal  quarter  during  the following respective periods:

                       Period                              Ratio
                       ------                              -----

              From April 1, 2002
               through September 30, 2002               2.10 to 1.00

              From October 1, 2002
               through December 31, 2002                2.15 to 1.00

              From January 1, 2003
               through March 31, 2003                   2.25 to 1.00

              From April 1, 2003
               and at all times thereafter              2.50 to 1.00"

                   Amendment No. 8 to Note Purchase Agreement

                                      -4-

            F. Section  8.09(b) of the Note Purchase  Agreement shall be amended in its entirety to read as follows:

                        "(b) Total Net Funded Debt Coverage  Ratio.  The Company
            will not permit the Total Net Funded Debt  Coverage  Ratio to exceed the  following  respective  ratios at any time during the  following respective periods:

                      Period                               Ratio
                      ------                               -----

               From  April 1, 2002
                through June 30, 2002                   5.00 to 1.00

               From July 1, 2002
                through September 30, 2002              5.20 to 1.00

               From October 1, 2002
                through December 31, 2002               5.35 to 1.00

               From  January 1, 2003
                through March 31, 2003                  5.20 to 1.00

               From April 1, 2003
                and at all times thereafter             4.50 to 1.00"

            G. Exhibit D attached to this Amendment No. 8 shall be  incorporated into the table of contents of the Note Purchase  Agreement  and deemed  attached thereto.

            Section 3. Waiver.  Subject to the  satisfaction  of the  conditions specified in Section 5 below, but with effect on and after the date hereof,  the
Investors  hereby agree to waive any Default that has occurred and is continuing on the date  hereof as a result of the  Company's  failure to comply as of March
31,  2002  with the  requirement  under  Section  8.09(b)  of the Note  Purchase
Agreement (as in effect immediately prior to the effectiveness of this Amendment
No. 8).

            Section 4.  Representations  and Warranties.  The Company represents and warrants to the Investors that: (a) the  representations  and warranties set forth in Article VI of the Note Purchase  Agreement (as amended hereby) are true and  complete  on the date hereof as if made on and as of the date hereof and as if each  reference in said Article VI to "this  Agreement"  (or words of similar import) referred to the Note Purchase Agreement as amended by this Amendment No.
8 (except that (i) certain of the  Indebtedness  listed in Schedule  6.12 to the
Note Purchase Agreement has been paid by the Company, (ii) the number of validly issued  and  outstanding  shares of common  stock,  par value  $0.001 per share, referred to in Section 6.13 of the Note Purchase  Agreement is 8,900,700,  (iii)
the number of outstanding options granted under the Company's stock option plans has changed  and (iv)  references  in the Note  Purchase  Agreement  to Schedule
6.14(a) shall be deemed to refer to Schedule  6.14(a) to this  Amendment No. 8);
and (b) (after giving effect to the waiver under Section 3 above) no Default has occurred and is continuing.

                   Amendment No. 8 to Note Purchase Agreement

                                      -5-

            Section 5. Conditions Precedent. The amendments to the Note Purchase
Agreement  set forth in said Section 2, and the waiver  under the Note  Purchase
Agreement  set forth in said Section 3, shall become  effective,  as of the date hereof, upon the satisfaction of the following conditions:

                       (a) Amendment No. 8. The execution and delivery of one or
            more  counterparts  of this  Amendment  No. 8 by the Company and the
            Required  Investors,  and receipt by the  Investors of evidence that the lenders party to the Senior Credit Agreement shall have approved this Amendment No. 8.

                        (b) First Amendment to Senior Credit Agreement.  Receipt
            by the  Investors of a copy of the First  Amendment to Senior Credit
            Agreement in substantially the form heretofore  delivered to each of the Investors, as executed by the parties thereto.

                        (c)  Amendment  Fee.  Receipt by each  Investor that has
            executed and delivered a counterpart  of this  Amendment No. 8 prior to 12:00 noon (New York City time) on May 10,  2002 of an  amendment fee equal to 50 basis points on the principal amount of the Notes or
            Notes held by such Investor.

                       (d) Other  Documents.  Receipt by the  Investors  of such
            other documents as any Investor may reasonably request.

            Section  6.  Miscellaneous.  Except  as  herein  provided,  the Note
Purchase  Agreement  shall remain  unchanged and in full force and effect.  This
Amendment  No. 8 may be  executed  in any number of  counterparts,  all of which taken together shall  constitute one and the same amendatory  instrument and any of the  parties  hereto may  execute  this  Amendment  No. 8 by signing any such counterpart.  This  Amendment  No. 8 shall be  governed  by,  and  construed  in
`accordance with, the law of the State of New York.

                   Amendment No. 8 to Note Purchase Agreement

                                      -6-

            IN WITNESS  WHEREOF,  the parties  hereto have caused this Amendment
No. 8 to be duly  executed  and  delivered  as of the day and year  first  above written.

                                   NUCO2 INC.

                                   By: Gregg F. Stewart
                                       --------------------
                                       Title: Chief Financial Officer

                   Amendment No. 8 to Note Purchase Agreement

                                    INVESTORS

                                    J.P. MORGAN PARTNERS (BHCA), L.P.
                                    (f/k/a Chase Capital Investments, L.P.)

                                    By JPMP Master Fund Manager, L.P.,
                                     its General Partner

                                    By JPMP Capital Corp.,
                                     its General Partner

                                    By: Richard D. Waters
                                        ---------------------
                                     Title: Managing Director

                                    DK ACQUISITION PARTNERS, L.P.

                                    By M.H. Davidson & Co.,
                                     its general partner

                                    By: Thomas L. Kempner, Jr.
                                        --------------------------
                                     Title: Thomas L. Kempner, Jr
                                            General Partner

                                    EMPIRE INSURANCE COMPANY,
                                    as executed on their behalf by
                                    their Investment Manager,
                                    Cohanzick Management, L.L.C.

                                    By: David Sherman
                                        -----------------
                                     Title: Authorized Agent

                                    ORIX USA CORPORATION

                                    By: Sheppard H.C. Davis, Jr.
                                        ----------------------------
                                    Title: Sheppard H.C. Davis, Jr.
                                           Authorized Representative

                   Amendment No. 8 to Note Purchase Agreement

                                      -8-

                                    PAINEWEBBER HIGH INCOME FUND,
                                    a series of PaineWebber Managed Investments
                                    Trust

                                    By_________________________
                                     Title:

                                    SUNTRUST BANKS, INC.

                                    By: Martin Ted Mayden
                                        ---------------------
                                     Title: Senior Vice President

                   Amendment No. 8 to Note Purchase Agreement